UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2009 (December 4, 2009)

RINO International Corporation

(Exact name of Registrant as specified in charter)

Nevada	0 - 52549	26-4551943
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian,
People’s Republic of China 116100
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-411-87661222

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibits are incorporated by reference into the Registrant’s registration statement on Form S-3 (Registration No. 333-162373) which was declared effective by the Securities and Exchange Commission (the “Commission”) on November 25, 2009, and the registration statement on Form S-3MEF (Registration No. 333-163436) filed with the Commission on December 2, 2009 pursuant to Rule 462(b) under the Securities Act of 1933, as amended, as exhibits thereto and are filed as part of this Current Report.

Exhibit No.	Description
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
5.2	Opinion of Holland & Hart LLP.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included as part of Exhibit 5.1).
23.2	Consent of Holland & Hart LLP (included as part of Exhibit 5.2).

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2009

RINO INTERNATIONAL CORPORATION

By:	/s/ Zou Dejun
Zou Dejun
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
5.2	Opinion of Holland & Hart LLP.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included as part of Exhibit 5.1).
23.2	Consent of Holland & Hart LLP (included as part of Exhibit 5.2).